UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report: November 23, 2004 (Date of earliest event reported):

VISUAL NETWORKS, INC

(Exact name of registrant as specified in its charter)

Delaware	000-23699	52-1837515

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2092 Gaither Road
Rockville, Maryland 20850
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (301) 296-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     On November 23, 2004, Visual Networks, Inc. announced the appointment of Lawrence S. Barker as Chairman of the Board of Directors. Mr. Barker succeeds Scott E. Stouffer, who will remain on the Board.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

99.1	Press Release dated November 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL NETWORKS, INC.

By: /s/ Donald E. Clarke

Donald E. Clarke
Executive Vice President and
Chief Financial Officer

Dated: November 23, 2004

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 23, 2004

3